KPM FUNDS, INC.
                                 ANNUAL REPORT

                              KPM EQUITY PORTFOLIO
                           KPM FIXED INCOME PORTFOLIO

                                 June 30, 1997

                                KPM FUNDS, INC.


                             PERFORMANCE STATISTICS

                       One Year             Avg. Annual Return
                        Ended                Since Inception
                       06/30/97                 (07/05/94)
                       --------            ---------------------
Equity Portfolio         30.9%                     25.8%

Fixed Income Portfolio    8.0%                      7.1%


Total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.


Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

I am pleased to report that the KPM Funds had good returns in the first of half of 1997. The KPM Equity Portfolio had a total return of 13.4% for the six-month period and 30.9% for the twelve months ended June 30, 1997. The KPM Fixed Income Portfolio had a total return of 2.7% for the six-month period and 8.0% for the twelve-month period.

Both of the KPM Funds portfolios enjoyed a "tail wind", especially in the June quarter, from strong returns in the equity and fixed income markets. The economic environment continues to be very favorable for investing. Solid growth in real Gross Domestic Product (GDP), lower inflation rates, and declining interest rates helped propel the major stock market indices to new record highs. In addition, the Administration and Congress agreed to a balanced budget proposal and appear to be near an agreement on a tax cut proposal that would, among other things, reduce the tax rate on capital gains.

There continues to be a very wide disparity between the performance of the largest 50 stocks and the rest of the stock market. In the first six months of 1997, the 50 largest stocks in the Standard & Poor's 500 (S&P 500) gained 22.6% compared to only 15.8% for the remaining 450 issues. Since the S&P 500 is weighted by size, these 50 largest stocks comprise 50% of the S&P 500 index. This disparity increases when you look at broader stock indices like the Value Line Composite which is comprised of 1700 stocks and each is equally weighted. The Value Line increased only 11.9% in the first half of 1997. With such a strong performance from such a narrow list of stocks, it should not be surprising to readers that most mutual fund managers found it difficult to surpass the S&P 500 in the first half of 1997. In fact, 95% of all equity mutual fund managers failed to beat the S&P 500, and the average total return was 13%.

You may ask, why was there this disparity in performance and how long will it last? The answer to the first question is easier than the second. The largest companies have enjoyed higher earnings growth in recent quarters and many have worldwide franchises that probably deserve a sizable premium price compared to the average stock. In addition, growth in index investing and large institutional investors preferences for highly liquid (i.e., easily tradable) stocks has created a high demand for these issues. However, a good thing can be taken too far. Witness the rise and fall of the "nifty fifty" in the late 1960's and early 1970's. When the average S&P stock sells for 20 times 1997 earnings estimates, should Coca-Cola sell for 43 times, should Gillette for 37 times, or Microsoft for 51 times? We plan to stay with our philosophy of buying high quality companies at significant discounts to their long-term value. This value approach to investing may temporarily lag behind the S&P 500 from time-to-time, but based on our experience it has provided superior returns over the long term.

KPM Funds celebrated its third anniversary on July 5, 1997. Total assets stand at over $50 million and shareholders now number 335. Most importantly, total returns have averaged 25.8% for the Equity Portfolio and 7.1% for the Fixed Income Portfolio. We appreciate your continued support.


Sincerely,



Randall D. Greer
Chairman

                              KPM EQUITY PORTFOLIO
PORTFOLIO COMMENTARY
        Bruce H. Van Kooten, CFA
        Portfolio Manager

The first half of 1997 witnessed the continuation of the explosive rally in the equity markets. Through June 30, 1997, the Standard & Poor's 500 total return of 17.4% stands as the fourth strongest first-half gain over the past fifty years. Equity returns as represented by the S&P 500 over the past decade have been substantially above the average for the last seventy years of around 12%. To believe that equity returns can continue to produce 20%+ per year just doesn't make much sense to us given that overall corporate profits are growing at less than 10% per year. Equity prices have become disconnected from the main driver - corporate profits. We continue to be believers that rates of return will eventually regress to the long-term mean.

Subsequent to June 30, the S&P 500 has continued its march upward to valuation levels that are approaching all-time historical highs. The S&P 500 price/earnings multiple reached 22.8x in 1961 when inflation was 1.1%. The current price/earnings multiple of the S&P 500 is 21.2x based upon 1997 earnings estimates with inflation at 1.4%. In short, the market is selling very near its all-time high, and we don't think it can get any better than this.

With index funds and momentum investing enjoying unprecedented popularity, most value investors are beginning to be left behind in the dust in the near-term performance game. As value investors, we just cannot bring ourselves to buy these overpriced stocks such as those found in the index funds. So, what is our course of action? First of all, we will not change our discipline in an effort to "catch" the indexes. Secondly, given the extreme levels of valuation, we believe it is prudent to maintain a buying reserve for stocks that we find that do truly represent long-term value. Third, we continue to assess the risk profile of your portfolio, believing that stocks like Toro Corp., Potash Corp. of Saskatchewan, Trinity Industries and Allstate Corp. have substantially less downside than the market "favorites" like Coca-Cola, Microsoft, Intel and Dell Computer.

As you can see by the portfolio profile presented below, the KPM Equity Portfolio is more conservative and substantially cheaper than the S&P 500. Although the value discipline is currently sacrificing near-term performance, we remain committed to this style and believe that it will continue to show very satisfactory returns over longer periods of time with substantially lower levels of risk.

INVESTMENT  OBJECTIVE

The KPM Equity Portfolio invests for capital appreciation through a diversified portfolio composed primarily of common stocks, managed with a conservative investment approach based on fundamental analysis and a value philosophy.

PORTFOLIO PROFILE as of June 30, 1997
                                               Weighted Average
                                               ----------------
                      Price/Earnings*               13.2x
                      Price/Book Value               2.6x
                      Dividend Yield                 1.7%
                      Return on Equity              21.1%
                      Market Capitalization       $15.8 billion

*Based on 1998 estimates

Return on Equity equals earnings available to common stock divided by common shareholder's equity.
Data Source:  Baseline Financial Services

GRAPH

                            1 Year Ended           Avg. Annual Return
                              06/30/97              Since Inception*
                            ------------           -----------------
KPM Equity Portfolio          30.92%                    25.78%
* Inception Date is 7/5/94

                        RETURN ON A $10,000 INVESTMENT

KPM EQUITY PORTFOLIO     $19,849
S&P 500 COMPOSITE        $21,274


This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown above include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and it represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                           KPM FIXED INCOME PORTFOLIO
PORTFOLIO COMMENTARY
        Patrick M. Miner, CFA
        Portfolio Manager

Although the bond market (and interest rates) remained choppy throughout the past year, rates have worked their way generally lower. The last six months of 1996 were very good to the bond market, but early 1997 results were negative as the market "over anticipated" tightening action by the Federal Reserve Board. The Fixed Income Portfolio generated a total return of only 3.2% for the first half of 1997, but a solid return of 8.0% over the past year. This compares with a 7.8% return posted by the Lehman Government/Corporate Index and an 8.2% return for the Lehman Aggregate Index.

Although we have maintained a shorter average maturity than the market indices to cushion against temporary price declines, our focus on mortgage-backed and asset-backed securities has provided above-average yields relative to the government and corporate bond sectors. This higher income, in combination with our conservative maturity posture, has resulted in "market" returns with below-market risk and price volatility.

During the past year months we have made only subtle changes in our sector allocation. Spreads versus Treasury obligations have basically been flat to tighter for all sectors of the bond market and there has been little incentive to alter the Portfolio's composition. Our asset-backed security holdings were increased slightly from 9% to 10% of the portfolio and the mortgage-backed holdings were increased to the maximum allowable allocation at 40% of the total portfolio. Treasury securities have been reduced from 19% to 10% of the portfolio to generate better income yield. Looking forward, we expect these sectors to continue to outperform the market averages and provide above-market income levels.

INVESTMENT  OBJECTIVE

The KPM Fixed Income Fund seeks to provide total return over a market cycle of 3 to 5 years consistent with preservation of capital and prudent investment management.

PORTFOLIO PROFILE as of June 30, 1997

                                             Weighted Average
                                             -----------------
      Average Quality of Securities                Aa2
      Average Life of Securities                   7.46 years
      Effective Duration                           4.85 years
      SEC Yield                                    5.63%

GRAPH

                            1 Year Ended           Avg. Annual Return
                              06/30/97              Since Inception*
                            ------------          ------------------
KPM Fixed Income Portfolio      7.96%                    7.07%
* Inception Date is 7/5/94

                        RETURN ON A $10,000 INVESTMENT

KPM FIXED INCOME PORTFOLIO         $12,266
LEHMAN AGGREGATE BOND INDEX        $12,782


This chart assumes an initial investment of $10,000 made on 7/5/94. Total Return is based on the net change in N.A.V. assuming reinvestment of distributions. Returns shown a bove include the reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in KPM Fixed Income Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The Lehman Aggregate Bond Index includes all public obligation of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government; and all publicly issued, SEC-registered corporate debt (including debt issued or guaranteed by foreign sovereign governments, municipalities, or governmental agencies, or international agencies). The returns for this index do not reflect any fees or expenses.

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1997
                              KPM EQUITY PORTFOLIO

                                                             PERCENT
                                                             OF NET     MARKET
 SHARES      COMMON STOCK - 90.80%                           ASSETS      VALUE
 ------      ---------------------                           ------      -----

            AUTO/TRUCK/PARTS                                 1.52%
            ----------------                                 -----
 74,900       TBC Corporation*                                         $627,288
                                                                       --------

            BROADCAST, RADIO & TV                            1.68%
            ---------------------                            -----
 47,000       Tele-Communications Inc. Class A*                         696,188
                                                                        -------

            CHEMICALS                                        4.32%
            ---------                                        -----
 62,000       Hanna (M.A.) Company                                    1,786,375
                                                                      ---------

            COMMERCIAL SERVICES                              3.75%
            -------------------                              -----
 61,300       Franklin Quest Company *                                1,551,656
                                                                      ---------

            FINANCIAL SERVICES                              11.23%
            ------------------                              ------
 49,000       Federal Home Loan Mortgage Corporation                  1,684,375
 13,300       MBIA Inc.                                               1,500,406
 11,500       Student Loan Marketing Association                      1,460,500
                                                                      ---------
                                                                      4,645,281
                                                                      ---------
            FOOD PROCESSING                                  2.90%
            ---------------                                  -----
 27,000       Philip Morris Companies Inc.                            1,198,125
                                                                      ---------

            FOREST PRODUCTS/PAPER                            8.05%
            ---------------------                            -----
 18,300       Consolidated Papers                                       988,200
 20,000       Kimberly Clark Corporation                                995,000
 64,500       Specialty Paperboard Inc. *                             1,346,438
                                                                      ---------
                                                                      3,329,638
                                                                      ---------
            *Indicates nonincome-producing security.

                                 KPM FUNDS, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                              KPM EQUITY PORTFOLIO

                                                             PERCENT
                                                             OF NET    MARKET
 SHARES         COMMON STOCK (CONTINUED)                     ASSETS     VALUE

            HOUSEHOLD PRODUCTS/WARE                           3.43%
            -----------------------                           -----
 37,400       Toro Company                                           $1,416,525
                                                                     ----------

            INSURANCE                                         7.13%
            ---------                                         -----
 22,000       Allstate Corporation                                    1,606,000
 35,500       Gallagher (Arthur J.) & Company                         1,340,125
                                                                      ---------
                                                                      2,946,125
                                                                      ---------
            LODGING                                           1.50%
            -------                                           -----
 75,000       Supertel Hospitality*                                     618,750
                                                                        -------

            MANUFACTURING                                    10.33%
            -------------                                    ------
 24,500       Bandag Inc.                                             1,200,500
 35,000       Tupperware Corp                                         1,277,500
 40,000       Pentair Inc.                                            1,315,000
 25,600       Valmont Industries                                        486,400
                                                                      ---------
                                                                      4,279,400
                                                                      ---------
            METALS/MINING                                     7.89%
            -------------                                     -----
 24,000       Potash Corporation of Saskatchewan, Inc.                1,801,500
 46,000       Trinity Industries                                      1,460,500
                                                                      ---------
                                                                      3,262,000
                                                                      ---------
            OIL COMPANY - EXPLORATION & PRODUCTION            1.91%
            --------------------------------------            -----
 47,850       Prima Energy Corporation                                  789,525
                                                                        -------

            OIL COMPANY INTEGRATED                            2.22%
            ----------------------                            -----
 14,900       Exxon Corporation                                         916,350
                                                                        -------

            OIL/GAS DRILLING                                  3.41%
            ----------------                                  -----
 20,000       Atlantic Richfield                                      1,410,000
                                                                      ---------

            *Indicates nonincome-producing security.

                                    KPM FUNDS, INC.
                          SCHEDULE OF INVESTMENTS (CONTINUED)
                                  KPM EQUITY PORTFOLIO

                                                             PERCENT
                                                             OF NET      MARKET
 SHARES         COMMON STOCK (CONTINUED)                     ASSETS       VALUE

            PUBLISHING/PRINTING                              4.69%
            -------------------                              -----
 37,800       Banta Corporation                                      $1,025,325
 25,500       Merrill Corporation                                       911,625
                                                                        -------
                                                                      1,936,950
                                                                      ---------

            RETAIL/APPAREL                                   6.05%
            --------------                                   -----
 20,000       Reebok International Ltd.                                 938,750
 44,600       Toys "R" Us Inc. *                                      1,561,000
                                                                      ---------
                                                                      2,499,750
                                                                      ---------

            TRANSPORTATION                                   5.31%
            --------------                                   -----
 14,000       Union Pacific Corporation                                 987,000
 48,500       Union Pacific Resources Group Inc.                      1,206,436
                                                                      ---------
                                                                      2,193,436
                                                                      ---------

            UTILITIES - TELECOMMUNICATIONS                   3.48%
            ------------------------------                   -----
 41,000       American Telephone & Telegraph Corporation              1,437,563
                                                                      ---------



       TOTAL INVESTMENT IN SECURITIES (COST $28,046,469)    90.80%  $37,540,925
       CASH EQUIVALENTS                                      8.84%    3,654,691
       OTHER ASSETS, LESS LIABILITIES                        0.36%      147,092
                                                            ------ -------------
       NET ASSETS                                          100.00%  $41,342,708
                                                           ======  =============



            *Indicates nonincome-producing security.

            See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                             SCHEDULE OF INVESTMENTS
                                  JUNE 30, 1997

                           KPM FIXED INCOME PORTFOLIO

PRINCIPAL                                                              MARKET
 AMOUNT          U.S. GOVERNMENT SECURITIES - 10.18%                    VALUE
 ------          -----------------------------------                    -----

$100,000 U.S. Treasury Note 6.875%, due 7/31/99                         $101,469
 150,000 U.S. Treasury Note 6.125%, due 12/31/01                         148,570
  50,000 U.S. Treasury Note 7.25%, due 5/15/04                            52,141
 150,000 U.S. Treasury Note 6.50%, due 10/15/06                          149,461
 200,000 U.S. Treasury Bond 7.125%, due 2/15/23                          206,250
 250,000 U.S. Treasury Bond 6.625%, due 2/15/27                          244,883
                                                                         -------
              Total U.S. Government Securities                           902,774
                                                                         -------

                   ASSET BACKED SECURITIES - 10.06%
100,000 Green Tree  Financial  Corp.  ABS,  7.30%,  due 7/15/25           98,656
300,000 Green Tree Financial Corp. Series 1995-3 M1, 7.95%, due 8/15/25  307,688
185,000 Green Tree Financial Corp. Series 1994-6 A3, 7.70% due 1/15/20   186,937
250,000 Oakwood Mtg. Investors, Inc. Series 1995-B B1, 7.55% due 1/15/21 243,594
 55,317 Security Pacific Accept. Corp. Series 1991-3 A1, 7.25%,
         due 12/15/11                                                     55,737
                                                                         -------
            Total Asset Backed Securities                                892,612
                                                                         -------
             COLLATERALIZED MORTGAGE OBLIGATIONS - 35.30%

200,000 Federal Home Loan Mtg. Corp. Series 1232 F 7.50%, due 9/15/06    204,204
150,000 Federal Home Loan Mtg. Corp. Series 1035 E  8.00%, due 10/15/20  153,586
372,000 Federal Home Loan Mtg. Corp. Series 1455 H  7.00%, due 6/15/21   374,065
250,000 Federal Home Loan Mtg. Corp. Series 1761 G  8.00%, due 6/15/21   258,535
 61,672 Federal Home Loan Mtg. Corp. Series 1545 C 6.00%, due 6/15/23 58,859 165,000 Federal Natl. Mtg. Assn. Series 1992-164 PH 6.50%, due 1/25/06 163,569
 97,000 Federal Natl. Mtg. Assn. Series 1993-76 PG  6.00%, due 7/25/06    94,924
 50,000 Federal Natl. Mtg. Assn. Series 1993-221 C  5.50%, due 9/25/07    47,762
134,702 Federal Natl. Mtg. Assn. Series 1990-96 E  9.67%, due 1/25/17    138,943
195,000 Federal Natl. Mtg. Assn. Series 1993-82 D  6.35%, due 3/25/19    192,380

                                 KPM FUNDS, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           KPM FIXED INCOME PORTFOLIO

PRINCIPAL                                                                MARKET
 AMOUNT    COLLATERALIZED MORTGAUGE OBLIGATIONS (CONTINUED)               VALUE

$100,000 Federal Natl. Mtg. Assn. Series 1993-103 PG  6.25%, due 6/25/19 $98,563
  90,000 Federal Natl. Mtg. Assn. Series 1991-173 HP  6.95%, due 1/25/20  90,246
 195,000 Federal Natl. Mtg. Assn. Series 1999-65 H  8.50%, due 1/25/20   201,780
 200,000 Federal Natl. Mtg Assn. Series  1989-66 J  7.00%  due 9/25/19   197,938
 129,281 Federal Natl. Mtg. Assn. Series G-29 O 8.50%, due 9/25/21       134,412
 345,000 Federal Natl. Mtg. Assn.  Series 1994-23K, 6.00% due 12/25/09   327,022
 300,000 GE Capital Mtg. Services Series 1994-12 6.00%, due 4/25/09      293,742
 100,000 Govt. Natl. Mtg. Assn. Series 1994-4 K  7.9875%, due 7/16/12    101,227
                                                                         -------
              Total Collateralized Mortgage Obligations                3,131,757
                                                                       ---------

                       CORPORATE BONDS - 39.22%

   50,000 Chevron Capital USA  7.45%, due 8/15/04                        50,849
  250,000 Commonwealth Edison MTN 9.05%, due 10/15/99                   262,030
  300,000 Dayton Hudson Corporation 9.625%, due 2/1/08                  351,802
  200,000 Eastman Chemical Corporation 7.25% due 1/15/24                195,846
  245,000 Enron Corporation  6.75%, due 7/1/05                          240,431
  244,578 Federal Express Company 6.68%, due 1/1/08                     238,608
  250,000 Ford Motor Company  6.11%, due 1/1/01                         250,000
  250,000 James River Corporation 7.92%, due 12/27/04                   257,813
  150,000 Kansas City Power & Light 6.50% due 11/1/01                   148,688
  100,000 May Department Stores  9.45%, due 2/2/99                      104,658
  125,000 Occidental Petroleum Company 6.02% due 11/24/99               123,594
  250,000 Public Service Electric & Gas Company 6.50%, due 5/1/04       244,331
  100,000 Union Pacific Corporation  6.25%, due 3/15/99                  99,887
   50,000 United States Leasing International  8.75%, due 12/1/01        53,599
  300,000 US West 7.3%, due 1/15/07                                     302,250
  200,000 United Telecom  9.50%, due 4/1/03                             224,995
  200,000 Wal-Mart Stores 7.49%, due 6/21/07                            205,646

                                 KPM FUNDS, INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                           KPM FIXED INCOME PORTFOLIO

PRINCIPAL                                                                MARKET
 AMOUNT              CORPORATE BONDS (CONTINUED)                          VALUE
----------    -----------------------------------------                ---------
  $10,000   Washington Natural Gas  6.07%, due 1/16/04                    $9,403
  120,000   Westinghouse Electric  6.875%, due 9/1/03                    115,956
                                                                         -------
              Total Corporate Bonds                                    3,480,386


          Total Investment in Securities (cost $8,307,894)   94.76%   $8,407,529
          Repurchase Agreements                               3.90%      346,122
          Other Assets, less Liabilities                      1.34%      118,634
                                                             -------- ----------
          NET ASSETS                                         100.00   $8,872,285
                                                             ======== ==========


          See accompanying notes to financial statements.


                                     KPM FUNDS, INC.
                       Statement of Assets and Liabilities
                                  June 30, 1997

                                                                    KPM              KPM
                                                                  Equity         Fixed Income
Assets:                                                          Portfolio        Portfolio
  Investments in securities, at market value                     -----------      ----------
    (cost $28,046,469 and $8,307,894, respectively)              $37,540,925       $8,407,529
  Cash Equivalents                                                 3,654,691          346,122
  Accrued interest and dividends receivable                           94,859          126,337
  Receivable for investment securities sold                          113,996             -
  Organizational costs, net of accumulated amortization               12,701            2,130
                                                                  ----------        ---------
          Total assets                                            41,417,172        8,882,118
                                                                  ----------        ---------
Liabilities:
  Accrued expenses, including investment management and
      service fees and distribution expenses payable to adviser,
      administrator and distributor                                   49,464            9,833
  Payable for fund shares redeemed                                    25,000              -
                                                                  ----------        ---------
          Total liabilities                                           74,464            9,833
                                                                  ----------        ---------
Net assets applicable to outstanding capital stock               $41,342,708       $8,872,285
                                                                  ==========        =========
Net assets represented by:
  Capital stock (1 billion authorized, $.00001 par value)                $23               $9
  Additional paid-in capital                                      27,681,904        8,800,876
  Accumulated undistributed net investment income/(loss)              (1,912)          (2,212)
  Accumulated net realized gain/(loss) on investments              4,168,237          (26,023)
  Unrealized appreciation of securities                            9,494,456           99,635
                                                                  ----------        ---------
          Total net assets applicable to shares outstanding      $41,342,708       $8,872,285
                                                                  ==========        =========
Shares outstanding and net asset value per share
  Shares of capital stock outstanding:  2,307,684
     and 851,557, respectively (note 5)                               $17.92           $10.42
                                                                  ==========        =========
See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1997

                                                     KPM          KPM
                                                   EQUITY      FIXED INCOME
INVESTMENT INCOME:                                PORTFOLIO     PORTFOLIO
                                                  ----------    ---------
    Dividends                                      $495,839     $      -
    Interest                                        114,553      592,268
                                                  ----------    ---------
        Total investment income                     610,392      592,268
                                                  ----------    ---------
EXPENSES (NOTE 3):
    Investment advisory fee                         272,525       50,207
    Administration fee                               85,164       20,919
    Distribution fees                                85,056       20,901
    Amortization of organization costs                4,380        1,062
    Other operating expenses                         46,393       33,581
                                                  ----------    ---------
    Total expenses                                  493,518      126,670
    Less expenses reimbursed by investment
      adviser (note 3)                                 (500)     (21,824)
                                                  ----------    ---------
        Net expenses                                493,018      104,846
                                                  ----------    ---------
        Net investment income                       117,374      487,422
                                                  ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 4):
    Net realized gain (loss)                      4,702,062      (25,599)
    Net unrealized appreciation (depreciation)
      Beginning of period                         4,999,774      (79,601)
      End of period                               9,494,456       99,635
                                                  ----------    ---------
        Net unrealized appreciation               4,494,682      179,236
                                                  ----------    ---------
        Net realized and unrealized
         gain on investments                      9,196,744      153,637
                                                 ----------    ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                 $9,314,118     $641,059
                                                 ==========    =========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                 KPM FUNDS, INC.
                       Statements of Changes in Net Assets
                   Years Ended June 30, 1997 and June 30, 1996

                                                         KPM                             KPM
                                                        Equity                       Fixed Income
                                                       Portfolio                       Portfolio
                                              Year Ended     Year Ended       Year Ended     Year Ended
                                            June 30, 1997   June 30, 1996   June 30, 1997   June 30, 1996
                                            -------------   -------------   -------------  --------------
Operations:
    Net investment income                      $117,374         $91,857         $487,422        $444,149
    Net realized gain (loss)
       on investments                         4,702,062       1,595,222          (25,599)         17,153
    Unrealized appreciation (depreciation)    4,494,682       3,221,019          179,236        (224,065)
                                             ----------       ---------          -------        --------
        Net increase in net assets
          resulting from operations           9,314,118       4,908,098          641,059         237,237
                                             ----------       ---------          -------        --------
Distributions to shareholders from:
    Net investment income                       125,160          91,465          494,093         436,949
    Net realized gains                        1,828,489         436,952              809          13,425
                                             ----------       ---------          -------        --------
        Total distributions                   1,953,649         528,417          494,902         450,374
                                             ----------       ---------          -------        --------
Capital share transactions: (note 5)
    Proceeds from sales                       7,152,647      12,208,239        2,512,764       4,157,544
    Payment for redemptions                  (5,551,204)     (1,896,909)      (2,683,686)     (1,764,323)
    Reinvestment of net investment
      income and net realized gain
      distributions at net asset value        1,815,623         513,420          432,216         416,824
                                             ----------       ---------          -------        --------
        Total increase from capital
          share transactions                  3,417,066      10,824,750          261,294       2,810,045
                                             ----------      ----------          -------       ---------
Total increase in net assets                 10,777,535      15,204,431          407,451       2,596,908

Net assets:
  Beginning of period                        30,565,173      15,360,742        8,464,834       5,867,926
                                             ----------      ----------        ---------       ---------
  End of period                             $41,342,708     $30,565,173       $8,872,285      $8,464,834
                                             ==========      ==========        =========       =========


See accompanying notes to financial statements.

                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
             YEARS ENDED JUNE 30, 1997 AND 1996 AND THE PERIOD FROM
           JULY 5, 1994 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1995

                                                 KPM EQUITY PORTFOLIO
                                           ------------------------------------

                                          YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                              1997         1996        1995
                                           ------------ ------------ ----------

NET ASSET VALUE:
  Beginning of period                         $14.53       $12.00     $10.00
                                              ------       ------     ------

  Income from investment operations:
     Net investment income                      0.05         0.05       0.11
     Net realized and unrealized
         gain on investments                    4.25         2.83       2.06
                                                ----         ----       ----
       Total income from investment operations  4.30         2.88       2.17
                                                ----         ----       ----

  Less distributions:
    Dividends from net investment income       (0.06)       (0.05)     (0.10)
    Dividends from capital gains               (0.85)       (0.30)     (0.07)
                                               ------       ------     ------
                                               (0.91)       (0.35)     (0.17)
                                               ------       ------     ------

  End of period                               $17.92       $14.53     $12.00
                                              ======       ======     ======

TOTAL RETURN                                   30.92%       24.19%     22.01%*
                                               ======       ======     ======

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              $41,342,708  $30,565,173  $15,360,742

  Ratio of expenses to average net assets       1.45%        1.50%      1.50%*
  Ratio of net income to average net assets     0.34%        0.40%      1.04%*
  Portfolio turnover rate                      41.83%       34.05%     27.90%
  Average Commission Rate**                    $0.0683       N/A         N/A

Per share data has been calculated using weighted average shares outstanding during the period indicated.
* Annualized for periods of less than twelve months in duration.
** Average commission rate is computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission charged.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 KPM FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
             YEARS ENDED JUNE 30, 1997 AND 1996 AND THE PERIOD FROM
           JULY 5, 1994 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 1995

                                                  KPM FIXED INCOME PORTFOLIO
                                             -----------------------------------

                                          YEAR ENDED   YEAR ENDED   PERIOD ENDED
                                              1997         1996        1995
                                           -----------  -----------  ----------

NET ASSET VALUE:
  Beginning of period                          $10.23       $10.47      $10.00
                                               ------       ------      ------

  Income from investment operations:
     Net investment income                       0.61         0.63        0.57
     Net realized and unrealized
       gain/(loss) on investmenst                0.19s       (0.23)       0.47
       Total income from investment operations   0.80         0.40        1.04
                                                 ----         ----        ----

  Less distributions:
    Dividends from net investment income        (0.61)       (0.62)      (0.57)
    Dividends from capital gains                (0.00)       (0.02)      (0.00)
                                                ------       ------      ------
                                                (0.61)       (0.64)      (0.57)
                                                ------       ------      ------

  End of period                                $10.42       $10.23      $10.47
                                               ======       ======      ======

TOTAL RETURN                                     7.96%        3.63%       9.63%*
                                                 =====        =====       =====

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                 $8,872,285   $8,464,834   $5,867,926

  Ratio of expenses to average net assets        1.25%        1.25%       1.25%*
  Ratio of expenses to average net assets before
     adviser reimbursements #                    1.51%        1.29%       1.56%*
  Ratio of net income to average net assets      5.82%        5.94%       5.59%
  Portfolio turnover rate                       26.14%       19.52%      40.34%

Per share data has been calculated using weighted average shares outstanding during the period indicated.
# KPM Investment Management, Inc. reimbursed a portion of the fund's expenses (note 3)
* Annualized for periods of less than twelve months in duration

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1997

1.   ORGANIZATION
     KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 1997 the Fund had two portfolios in operation: the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at market determined using the following valuation methods:

     o Securities traded on a national securities exchange are valued at the last reported sale price that day.

     o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

     o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

     All securities are valued in accordance with the above noted policies at the close of each business day.

     At June 30, 1997, the cost of investment securities is identical for financial reporting and income tax purposes.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   CONTINUED
     SECURITY TRANSACTIONS
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of bond premium and discount is amortized daily using both the constant yield and the straight-line methods.

     Realized investment gains and losses are determined by specifically identifying the issue sold.

     OPTIONS TRANSACTIONS
     The KPM Equity Portfolio is authorized to purchase put options or call options.

     The amount of the liability is subsequently marked to market to reflect the current value of the option written. The current market value of the traded option is the last sales price on the principal exchange on which such options are traded, or in the absence of such a sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     When a put option is purchased, an amount equal to the premium paid by the Portfolio is included by the Portfolio in the Portfolio's statement of assets and liabilities as an asset. The amount of the asset is subsequently marked to market to reflect the value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such options are traded, or in the absence of such a sale, at the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing sales transaction, the Portfolio realized a gain (or loss if the cost of a closing transaction is lower than the premium paid when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the asset related to such option is extinguished. When an option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

     At June 30, 1997, the KPM Equity Portfolio had no such option contracts outstanding nor were any written during the year then ended.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

2.   CONTINUED
     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute virtually all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by Federal law. Consequently, no liability for Federal income taxes is required. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized loss carry forwards have been offset or expired. The losses will expire in 8 years. Each Portfolio prepares its tax return on an accrual basis.

     DISTRIBUTION TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date. The dividends declared become payable immediately.

     CASH EQUIVALENTS
     The Fund considers investments with an original maturity of three months or less when purchased to be cash equivalents.

     ORGANIZATIONAL COSTS
     Costs associated with the formation of the Fund, consisting primarily of accounting and legal fees, have been capitalized and are being amortized using the straight-line basis over five years. If any or all of the shares representing initial capital of the Fund is redeemed by any holder prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding.

3.   FEES, EXPENSES AND RELATED PARTY TRANSACTIONS
     The Fund and each of its Portfolios have retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS
     Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. In addition, the Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares, and an administration agreement with Lancaster Administrative Services, Inc. (the "Administrator") to provide administrative and transfer agent services. Under the terms of the investment advisory agreement, the Adviser receives a management fee equal to .80% and .60% per annum of the daily average net asset value, respectively, of the KPM Equity Portfolio and the KPM Fixed Income Portfolio.

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

3.   CONTINUED
     The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if in any year the annual operating expenses of the Portfolio exceeds 1.50% for the KPM Equity Portfolio and 1.25% for the KPM Fixed Income Portfolio.

     Under the terms of the administration agreement, certain services will be provided including the transfer of shares, disbursement of dividends and maintenance of shareholder accounting records of the Fund, for which the Administrator will be paid a fee of .25% per annum of each of the Portfolio's daily average net asset value.

     Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of .25% per annum of each Portfolio's daily average net asset value.

     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $322,732, $106,083 and $105,957, respectively for such services. Of the amount paid to the Adviser, $500 was reimbursed to the KPM Equity Portfolio and $21,824 was reimbursed to the KPM Fixed Income Portfolio for expenses.

     At June 30, 1997, the following accrued investment advisory, administrative and distribution fees were payable to the Adviser and Administrator.

                             Payable to  Payable to    Payable to
                               Adviser  Administrator  Distributor   Total
      KPM Equity           ------------ -------------  ----------  ---------
         Portfolio           $27,036       $8,449       $8,449     $43,934
      KPM Fixed
         Income Portfolio      4,331        1,805        1,805       7,941

     The Portfolios also used KPSP to affect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transaction in selecting brokers to affect trades. KPSP was paid commissions in the amount of $10,518 for its brokerage services during the year ended June 30, 1997.

4.   SECURITIES TRANSACTIONS
     Purchases of  securities  and proceeds  from sales were as follows for each
     Portfolio:

                                           Purchases of         Proceeds
                                            Securities         from Sales
                                           ------------       -----------
           KPM Equity Portfolio             $12,456,425      $12,399,248
           KPM Fixed Income Portfolio         2,255,255        2,110,895

                                 KPM FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS

4.   CONTINUED
     At June 30, 1997, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                   Aggregate Gross
                                                     Unrealized
                                           Appreciation       Depreciation
                                           ------------       ------------
           KPM Equity Portfolio            $10,061,274          $566,818
           KPM Fixed Income Portfolio          143,944            44,309

5.   CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.00001. Fifty million of these shares have been authorized by the Board of Directors to be issued in each series. The Board of Directors is empowered to issue other series of the Fund's shares without shareholders approval. Each share of stock will have a pro rata interest in the assets of the Portfolio to which the stock of that series relates and will have no interest in the net assets of any other Portfolio.

     Transactions in the capital stock of each portfolio for the year ended June 30, 1997 were as follows:

                                                               KPM Fixed
                                          KPM Equity            Income
                                           Portfolio           Portfolio
        Transactions in shares:          ------------         -----------
           Shares sold                    454,858.990         241,113.327
           Shares redeemed               (366,589.191)       (258,763.732)
           Reinvested dividends           115,758.962          41,727.831
                                         ------------        ------------
           Net increase                   204,028.761          24,077.426
                                         ============        ============

     At June 30, 1997, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held 80,836.847 shares of the KPM Equity Portfolio representing $1,448,596.

6.   DIRECTORS' FEES AND EXPENSES
     The Fund pays directors who are not deemed "interested persons" a fee of $200 per Board meeting plus an annual retainer of $1,000. During the period ended June 30, 1997, the Fund paid directors' fees and reimbursed expenses of $5,733 and $1,550 for the KPM Equity and Fixed Income Portfolios, respectively.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
KPM Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of KPM Funds, Inc. (comprised respectively of the KPM Equity and KPM Fixed Income Portfolios) as of June 30, 1997, and the related statements of operations, and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 1996 and the financial highlights for the year ended June 30, 1996 and the period from July 5, 1994 (commencement of operations) to June 30, 1995 were audited by other auditors whose report dated July 12, 1996, expressed an unqualified opinion on such statement and such financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios constituting KPM Funds, Inc. as of June 30, 1997, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
Omaha, Nebraska
July 25, 1997

INVESTMENT ADVISER
        KPM Investment Management, Inc.

DISTRIBUTOR
        Kirkpatrick, Pettis, Smith, Polian Inc.

ADMINISTRATOR, TRANSFER AGENT AND
DIVIDEND PAYING AGENT
        Lancaster Administration Services, Inc.

CUSTODIAN
        Union Bank and Trust Co.

This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

                                KPM FUNDS, INC.
                        10250 REGENCY CIRCLE, SUITE 500
                              OMAHA, NE 68114-3723